Investor Presentation September 2024

Disclaimer Forward-Looking Statements This presentation includes “forward-looking statements” about Noble Corporation plc ("Noble" or the "Company") within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended. All statements other than statements of historical facts included in this presentation are forward looking statements, including those regarding future guidance, including revenue, adjusted EBITDA, the offshore drilling market and demand fundamentals, realization and timing of integration synergies, costs, the benefits or results of acquisitions or dispositions such as the acquisition of Diamond Offshore Drilling, Inc. (the “Diamond Transaction”), free cash flow expectations, capital expenditures, capital additions, capital allocation expectations, including planned dividends and share repurchases, contract backlog, rig demand, expected future contracts, anticipated contract start dates, major project schedules, dayrates and duration, any asset sales, access to capital, fleet condition and utilization, and 2024 financial guidance. Forward-looking statements involve risks, uncertainties and assumptions, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. When used in this presentation, or in the documents incorporated by reference, the words “guidance,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “on track,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” “achieve,” “shall,” “target,” “will” and similar expressions are intended to be among the statements that identify forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to be correct. These forward-looking statements speak only as of the date of this presentation and we undertake no obligation to revise or update any forward-looking statement for any reason, except as required by law. Risks and uncertainties include, but are not limited to, those detailed in Noble’s most recent Annual Report on Form 10-K, Quarterly Reports Form 10-Q and other filings with the U.S. Securities and Exchange Commission, including, but not limited to, risks related to the recently announced Diamond Transaction, including the risk that the transaction will not be completed on the timeline or terms currently contemplated, the risk that the benefits of the transaction may not be fully realized or may take longer to realize than expected, the risk that the costs of the acquisition will be significant and the risk that management attention will be diverted to transaction-related issues. We cannot control such risk factors and other uncertainties, and in many cases, we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. You should consider these risks and uncertainties when you are evaluating us. With respect to our capital allocation policy, distributions to shareholders in the form of either dividends or share buybacks are subject to the Board of Directors’ assessment of factors such as business development, growth strategy, current leverage and financing needs. There can be no assurance that a dividend or buyback program will be declared or continued. Third Party Sources This presentation contains statistical data, estimates and forecasts that are based on publicly available information or information and data furnished to us by third parties. We have not independently verified the accuracy or completeness of the information and data provided by third parties, and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that data nor do we undertake to update such data after the date of this presentation. Non-GAAP Measures This presentation includes certain financial measures that we use to describe the Company's performance that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The non-GAAP information presented herein provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. The Company defines "Adjusted EBITDA" as income (loss) from continuing operations before income taxes; interest income and other, net; gain (loss) on extinguishment of debt, net; interest expense, net of amounts capitalized; loss on impairment; pre-petition charges; merger and integration costs; reorganization items, net; certain corporate legal matters; and depreciation and amortization expense. We believe that the Adjusted EBITDA measure provides greater transparency of our core operating performance. The Company defines net debt as indebtedness minus cash and cash equivalents; free cash flow as cash flow from operations minus capital expenditures; adjusted free cash flow as free cash flow adjusted for merger and integration related costs; adjusted EBITDA margin as adjusted EBITDA divided by total revenues; leverage ratio as net debt divided by annualized adjusted EBITDA from the most recently reported quarter. Additionally, due to the forward-looking nature of Adjusted EBITDA, management cannot reliably predict certain of the necessary components of the most directly comparable forward- looking GAAP measure. Accordingly, the company is unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measure to the most directly comparable forward-looking GAAP financial measure without unreasonable effort.

Key Financial Figures 1) Market capitalization as of 8/30/24 based on combined diluted shares of 170M upon expected close of Diamond acquisition. 2) Combined backlog as of 7/31/2024 Noble fleet status report and 8/6/24 Diamond fleet status report. 3) See combined net debt reconciliation in Appendix. 4) Based on $2.00 annualized dividend, divided by 8/30/24 closing stock price of $38.15. TTM financial metrics reflect Noble standalone results for the trailing 12 months ending 6/30/2024. 3 $1.5B Combined Net Debt3 5.2% Dividend Yield4 35% Adj EBITDA margin, ttm $6.5B Combined Market Cap1 $6.2B Combined Backlog2 $0.9B Adj EBITDA, ttm

First Choice Offshore Industry leading FCF generation and return of capital, anchored by strong balance sheet Globally scaled, top tier fleet supported by world class crews and organizational breadth 4 Technical leadership in drilling performance and business innovation Deep relationships with leading upstream operators – customer centric service posture

Consistent and Growing Return of Capital >$500M Dividends + Buybacks to Date1 $0.50 Quarterly Dividend per Share $1.5B Combined Net Debt2 1) Includes total share repurchases since Q4 2022 through 8/31/24, including $70M associated with the Maersk Drilling squeeze-out; and including Q3 2024 dividend of $0.50 per share. 2) See combined net debt reconciliation in Appendix. 3) Leverage ratio calculated as combined net debt divided by the sum of Noble’s and Diamond’s respective midpoint 2024 Adjusted EBITDA guidance plus $100 million in anticipated synergies. 1.2x Combined Leverage Ratio3 ✓Committed to returning essentially all FCF to shareholders via buybacks and dividends ✓Currently offering the highest dividend payout in U.S. OFS sector ✓Distributions supported by strong balance sheet 5 Buybacks Dividends $ Millions 0 20 40 60 80 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024

Strength Through Consolidation 2020 2021 2022 2024 4 7 11 15 7G dual BOP drillships comprise ~65% of 2024 Adj EBITDA 61) 15 7G dual activity drillships anticipated on a combined basis upon closing of Diamond acquisition 1

Diamond Acquisition Highlights 7 Highly complementary fleets and customer coverage Cultural commonality: safety, operational excellence and service posture Robust combined backlog1 of $6.2B provides enhanced cash flow coverage Anticipated cost synergies of $100 million; targeting 75% within one year of closing Significantly and immediately accretive to free cash flow per share 1) Combined backlog as of 7/31/2024 Noble fleet status report and 8/6/24 Diamond fleet status report.

8 4 3 4 1 3 10 1 1 Globally Scaled, High Specification Fleet 5 5 1 28 Floaters13 Jackups Americas, WAfr, APacNorway, North Sea Main Regions 8As of Q3 2024. Includes anticipated Diamond Offshore Drilling fleet including four 7G drillships and six semisubmersibles 15 49 5 8 28 13 Ultra Harsh Environment Jackups Harsh Environment Jackups Semisubmersibles 6G Drillships (1 stacked) 7G Drillships (1 stacked)(1 stacked) (1 stacked) 3

Combined Backlog Stands at $6.2 Billion 2024 2025 2026 2027 NE Floaters Jackups DO Floaters 78% 53% 15%32% Percentage of available days committed1 Backlog ($B) and Contract Coverage 9 1.3 2.5 1.7 0.7 1) Committed days on total marketed fleet, excluding cold stacked rigs, per 7/31/2024 Noble fleet status report and 8/6/24 Diamond fleet status report

Diamond’s customer lineup is anticipated to be highly complementary 10 Robust Combined Backlog Supported by Strong Customer Relationships Current Diamond customers as of September 2024

Sustainability Framework and Recent Highlights

World's First Green Methanol Rig Design

Conceptual design of a jackup rig powered by green methanol completed. Using green methanol in place of traditional diesel fuel on a jackup rig can potentially result in up to

95%

CO_2 emission reductions.

Energy Efficient Insight (EEI) Implemented

EEI energy consumption monitoring solution now **implemented across entire fleet.** EEI, supported by the sustainable behavior program, can potentially deliver

6–10%

reductions in fuel consumption and derived emissions.

Emissions Reduction Target

↓20%

Carbon intensity by 2030 ($MtCO_2e$ per contracted day).

Completed Successful CO_2 Injection Pilot

Project Greensand performed its first injection at the Nini field offshore Denmark using the Noble Resolve. This is the first time ever CO_2 has been captured shoreside, transported cross-border, and intended to be permanently stored subsea. Greensand aims to develop storage capacity of up to

8 million tons

of CO2 annually by 2030.

Sustainable fuel

Noble is using sustainable diesel on the Noble Resolute with a fuel load containing 20% sustainable diesel. This fuel blend is estimated to reduce CO2 emissions by approximately

19%


2023
Sustainability Report
Published April 2024
NOBLE

11

Foundations for an extended upcycle Deepwater production growth is increasingly critical to global energy supply. Offshore sanctioning is ramping significantly – exceeding prior decade highs. 12 Dayrates and Free Cash Flow are poised for continued expansion. UDW rig utilization is >90%, limited sideline capacity, newbuilds are prohibitively uneconomic.

Harsh Environment Jackups Current Jackups Utilization Snapshot All Jackups Harsh Jackups Ultra Harsh Jackups Total Supply 502 95 16 Marketed Supply 442 90 16 Demand 410 82 14 Total Utilization 82% 86% 88% Marketed Utilization 93% 91% 88% Source: Petrodata August 2024 13 ➢Global jackup demand stable YTD at +/- 410 units despite Saudi suspensions, with incremental activity contributions from non-traditional jackup markets (e.g. Argentina, Brazil, Poland, Spain). ➢Utilization and dayrates ($140-$160k/d ex-Norway), steady. ➢Ultra Harsh (CJ-70 class) utilization is supported by rigs working down- market outside Norway. Limited Norway upside visible before 2026.

Source: Rystad UCube, August 2024, UDW (1,000+m) capex forecast 14 Deepwater Spend Expected to Inflect ~20% forecasted increase for 2026-27 compared to 2023-25 levels Global Deepwater O&G Capex by Year ($B) 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 52 48 39 40 47 64 66 67 76 82 2023-25 Average: $66B 2026-27 Average: $79B

Open Demand for Floaters Continues to Build Indicating large pent up backlog potential Source: Petrodata August 2024 – open demand for total floaters including tenders and pre-tenders 70 67 89 94 101 12011 11 13 14 18 21 Q3 2019 Q3 2020 Q3 2021 Q3 2022 Q1 2023 Q3 2024 Total Rig Years of Open Demand Avg Duration (months) 15 SAM 44% WAF 18% GOM 11% ROW 27% NOC 47% IOC 39% E&P 14% 120 rig years of open demand across 73 opportunities

Marketed Floater Fleet is 93% Contracted 88% including 7G sideline capacity with significant reactivation costs and lead times Sources: Petrodata August 2024, Noble 16 ($100-350M entry cost) Deepwater Apollo Deepwater Athena Deepwater Mylos Dorado Draco Libra Meltem Valaris DS-11 Valaris DS-13 Valaris DS-14 7-10 units11units Current Demand Other floaters 37 6g harsh semis 23 Other benign UDW 39 Tier 1 drillships 46 145 units Contracted demand has ranged between 145-150 during 2023-24. Current visibility suggests flattish demand through H1 2025. Higher demand, as envisioned, from late 2025 and 2026 would call on additional 7G reactivations.

First Choice Offshore Industry leading FCF generation and return of capital, anchored by strong balance sheet Globally scaled, top tier fleet supported by world class crews and organizational breadth 17 Technical leadership in drilling performance and business innovation Deep relationships with leading upstream operators – customer centric service posture

Appendix

Appendix: Fleet Contract Coverage


2024
2025
2026
J F M A M J J A S O N D
DRILLSHIPS
Noble Faye Kozack
Noble Stanley Lafosse
Noble Valiant
Noble Venturer
Noble Viking
Noble Voyager
Noble Tom Madden
Noble Sam Croft
Noble Don Taylor
Noble Bob Douglas
Noble Globetrotter I
Noble Globetrotter II
Noble Gerry de Souza
Pacific Meltem (stacked)
Pacific Scirocco (stacked)
SEMISUBMERSIBLES
Noble Deliverer
Noble Developer
Noble Discoverer
JACKUPS
Noble Innovator
Noble Integrator
Noble Interceptor
Noble Intrepid
Noble Invincible
Noble Reacher
Noble Resilient
Noble Resolute
Noble Resolve
Noble Tom Prosser
Noble Mick O'Brien
Noble Regina Allen
Noble Highlander (stacked)
Firm contract period
Options

Contract status per 7/31/2024 Noble fleet status report (does not include Diamond rigs)

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Appendix: Reconciliation to GAAP Measures ($ thousands) 20

Appendix: Combined Net Debt Reconciliation ($ thousands) 21

Thank you